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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                             ------------------


                                  FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) of the
                       SECURITIES EXCHANGE ACT OF 1934


                                April 8, 1997
                           -----------------------
               Date of Report (Date of earliest event reported)


                          PALATIN TECHNOLOGIES, INC.
                    --------------------------------------
            (Exact name of registrant as specified in its charter)


                                   Delaware
                               ------------------
                 (State or other jurisdiction of incorporation)


             0-22686                              95-4078884
     ------------------------      -----------------------------------
     (Commission File Number)       (IRS Employer Identification Number)


    214 Carnegie Center, Suite 100, Princeton, New Jersey        08540
   --------------------------------------------------------    ----------
          (Address of Principal Executive Offices)             (Zip Code)


     Registrant's telephone number, including area code (609) 520-1911
                                                        ---------------


                                Not Applicable
              ---------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.   OTHER EVENTS.

NOTICE OF UNREGISTERED OFFERING

     On April 8, 1997, Palatin Technologies, Inc. (the "Company") issued a press release, attached hereto as Exhibit 99.5, announcing it had closed in the aggregate on approximately $10.8 million in a private placement of Series A Convertible Preferred Stock. The press release is being filed as an exhibit to this Current Report on Form 8-K pursuant to Rule 135c under the Securities Act of 1933, as amended.

     On April 17, 1997, the Company filed with the Securities and Exchange Commission (the "Commission") a preliminary proxy statement pursuant to Section 14(a) of the Securities Exchange Act of 1934 (the "Preliminary Proxy Statement"). The material contained under the heading "Private Placement of Units of Series A Preferred Stock" contained in the section entitled "Proposal No. 2, Approval of Authorized Capital Amendment" of the Preliminary Proxy Statement is incorporated herein by reference, and such material is attached hereto as Exhibit 99.6 (the "Incorporated Preliminary Proxy Material"). The Incorporated Preliminary Proxy Material is being filed as an exhibit to this Current Report on Form 8-K pursuant to Rule 135c under the Securities Act of 1933, as amended.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibit 99.5   Press Release, dated April 8, 1997.

          Exhibit 99.6 Incorporated Preliminary Proxy Material, appearing under the heading "Private Placement of Units of Series A Preferred Stock" contained in "Proposal No. 2, Approval of Authorized Capital Amendment" of the Preliminary Proxy Statement filed on April 17, 1997 with the Commission.





















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                             SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               PALATIN TECHNOLOGIES, INC.


                               By     /s/ John J. McDonough
                                      ---------------------------
                               Name:  John J. McDonough
                               Title: Vice President and
                                      Chief Financial Officer


Date: April 18, 1997
























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